united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

Class N Shares (LIONX)

SEMI-ANNUAL REPORT

March 31, 2018

Advised by:
Horizon Capital Management, Inc.
106 Valerie Drive
Lafayette, Louisiana 70508

www.LIONX.net
1-866-787-8355

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Issachar Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Horizon Capital Management, Inc.
Mutual Fund Manager: Dexter P. Lyons
106 Valerie Drive. Lafayette, LA 70508
Dexter@LIONX.net . 337-983-0676 . Fax 983-0672 . www.LIONX.net

Semi-Annual Letter to Issachar Fund Shareholders

Dear Valued Shareholders,	March 31, 2018

Welcome to the Semi-Annual Shareholder Report for the Issachar Fund (LIONX) for the six-month period ended March 31, 2018. In the last six-month period (9/30/17 to 3/31/18), LIONX paid out a 19.2 cent (10.83 cents in short-term gains and 8.44 cents in income) dividend on 12/20/17. LIONX is required to pay out 95% of the income it receives every quarter. The income LIONX receives is determined by the type of investment LIONX was invested in over the six-month period ended March 31, 2018. LIONX was mainly invested in growth type equities and less so invested in income producing assets hence only one dividend in the last six months. The vast majority of my personal assets are invested in LIONX, so I have a vested interest and I attempt to limit losses and manage the risk of all the assets entrusted to me in LIONX.

In the last six months, LIONX switched from income producing mutual funds to growth ETFs after the Trump Tax Cuts were passed in Congress. It appeared that investors liked what the Trump tax cuts were going to do to corporate America because equities rose out of the gate from 12/31/17 to 1/26/18 at an annualized rate of 176%. Then the party ended quickly as we saw the S&P 500 Index drop 10.10% from 1/26/18 to 2/8/18 while LIONX only lost 0.76% in the same period. I believe that the part of the steep decline was mainly from an “easy bet” volatility trade that blew up. I believe that investors with huge amounts of leverage were betting that the “volatility” in the market would continue to remain relatively low just as it had been throughout 2017. LIONX was able to avoid the steep declines by selling positions near the top moving proceeds to cash until the risk declined. I am very satisfied with the way LIONX handled the recent draw-down and its YTD return gain of 4.41% verses an S&P 500 loss of 0.76% in the same period. For the six-month period ending 3/31/18, LIONX had a gain of 2.61% verses an S&P 500 gain of 5.84%.

I am bullish on the near-term future of the stock because I believe that the Trump Tax Cuts and De-Regulation efforts will prove to bring in better than expected corporate profits and that will lead to higher stock prices. However, I am concerned about the Fed’s unwinding of its bloated $4.5 trillion balance sheet and its indications to raise interest rates to cool down inflation. The timing of these events could cause major disruptions in the stock and bond market, so I remain focused on managing the risk in LIONX and attempt to let the market determine the return we receive. I love making money, but I hate losing it, so I take one day at a time and weigh the perceived risk with the perceived reward and make a daily decision to buy, sell, hold or hedge. In the long-run, I hope to finish well and honor God with all that he has blessed me with.

PS: If you would like to receive my Market Commentary Email every Friday, please Email me at Dexter@LIONX.net or sign up at www.LIONX.net.

Dexter P. Lyons
Issachar Fund, Portfolio Manager	NLD Review 3467-NLD-4/26/2018

Portfolio holdings are subject to change at any time and should not be considered investment advice. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

ISSACHAR FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, as compared to its benchmark:

				Inception** -
	Six Months	One Year	Three Year	March 31, 2018
Issachar Fund - Class N	2.61%	4.44%	2.16%	2.88%
S&P 500 Total Return Index	5.84%	13.99%	10.78%	11.25%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Class N returns are calculated using the traded NAV at the beginning of the year. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns would have been lower if the advisor had not waived fees/reimbursed expenses. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses before and after waiver are 3.29% and 2.49% for Class N shares and 3.04% and 2.24% for Class I shares, respectively, per the February 1, 2018 Prospectus. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-866-787-8355.

The S&P 500 Total Return Index (the “Index”) is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

**	Inception date is February 28, 2014.

Portfolio Composition as of March 31, 2018	% of Net Assets
Short-Term Investment	100.0%
Other Assets in Excess of Liabilities - Net	0.0%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

ISSACHAR FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2018

Shares		Fair Value
	SHORT - TERM INVESTMENT - 100.0%
	MONEY MARKET FUND - 100.0%
12,031,994	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.49% * (Cost - $12,031,994)	$12,031,994

	TOTAL INVESTMENTS - 100.0% (Cost - $12,031,994) (a)	$12,031,994
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0%	(618)
	NET ASSETS - 100.0%	$12,031,376

*	Money Market Fund; interest rate reflects seven-day effective yield on March 31, 2018.

(a)	Represents cost for financial reporting purposes.

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2018

ASSETS
Investment securities:
At cost	$12,031,994
At fair value	$12,031,994
Subscription receivable	6,430
Interest receivable	7,650
Prepaid expenses and other assets	12,685
TOTAL ASSETS	12,058,759

LIABILITIES
Due to Broker - swap contracts	3,417
Investment advisory fees payable	1,438
Distribution (12b-1) fees payable	2,491
Payable for Fund shares repurchased	5,955
Payable to related parties	9,275
Accrued expenses	4,807
TOTAL LIABILITIES	27,383
NET ASSETS	$12,031,376

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$11,846,239
Accumulated net investment loss	(74,914)
Accumulated net realized gain from investments and swap contracts	260,051
NET ASSETS	$12,031,376

Net Asset Value Per Share:
Shares:
Net Assets	$12,031,376
Shares of beneficial interest outstanding	1,154,972

Net Asset Value (Net Assets / Shares Outstanding), Redemption Price per share and Offering Price per share	$10.42

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2018

INVESTMENT INCOME
Dividends	$83,588
Interest	19,221
TOTAL INVESTMENT INCOME	102,809

EXPENSES
Investment advisory fees	82,696
Administrative services fees	26,512
Distribution (12b-1) fees	14,767
Registration fees	14,136
Accounting services fees	14,015
Transfer agent fees	13,481
Compliance officer fees	13,367
Audit Fees	10,671
Trustees’ fees and expenses	8,261
Legal Fees	7,021
Printing and postage expenses	3,178
Custodian fees	2,548
Insurance expense	182
Other expenses	928
TOTAL EXPENSES	211,763
Less: Fees waived by the Advisor	(75,997)

NET EXPENSES	135,766

NET INVESTMENT LOSS	(32,957)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net Realized Gain on:
Investments	19,146
Swaps	233,500
Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	56,487
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	309,133

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$276,176

See accompanying notes to financial statements.

ISSACHAR FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(32,957)	$(209,290)
Net realized gain from investments and swap contracts	252,646	843,428
Net change in unrealized appreciation (depreciation) on investments and swap contracts	56,487	(105,787)
Net increase in net assets resulting from operations	276,176	528,351

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(91,036)	(257,239)
From net realized gains	(116,815)	—
Net decrease in net assets from distributions to shareholders	(207,851)	(257,239)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,117,066	994,665
Net asset value of shares issued in reinvestment of distributions to shareholders	188,248	238,218
Payments for shares redeemed	(2,832,592)	(4,492,019)
Net decrease in net assets from shares of beneficial interest	(1,527,278)	(3,259,136)

TOTAL DECREASE IN NET ASSETS	(1,458,953)	(2,988,024)

NET ASSETS
Beginning of Period	13,490,329	16,478,353
End of Period *	$12,031,376	$13,490,329
* Includes accumulated net investment income (loss) of:	$(74,914)	$49,079

SHARE ACTIVITY
Shares sold	107,579	95,965
Shares reinvested	18,750	23,114
Shares redeemed	(275,740)	(434,176)
Net decrease in shares of beneficial interest outstanding	(149,411)	(315,097)

See accompanying notes to financial statements.

ISSACHAR FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2018		September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014 (1)
	Class N		Class N		Class N		Class N		Class N
	(Unaudited)
Net asset value, beginning of period	$10.34		$10.18		$10.02		$9.94		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.03)		(0.14)		(0.06)		(0.09)		0.08
Net realized and unrealized gain on investments	0.30		0.48		0.36	(3)	0.28	(3)	0.00	(4)
Total from investment operations	0.27		0.34		0.30		0.19		0.08
Distributions to shareholders
From net investment income	(0.08)		(0.18)		(0.06)		(0.11)		(0.14)
From return of capital	—		—		(0.08)		—		—
Net realized gains	(0.11)		—		—		—		—
Total distributions to shareholders	(0.19)		(0.18)		(0.14)		(0.11)		(0.14)
Net asset value, end of period	$10.42		$10.34		$10.18		$10.02		$9.94
Total return (5)	2.71	% (6)	3.31%		3.01%		1.89%		0.84	% (6)
Net assets, end of period (000s)	$12,031		$13,490		$16,478		$18,860		$10,922
Ratio of gross expenses to average net assets (7,8)	3.59	% (9)	3.10%		2.63%		2.69%		3.99	% (9)
Ratio of net expenses to average net assets (8)	2.30	% (9)	2.30%		2.30%		2.30%		2.30	% (9)
Ratio of net investment income (loss) to average net assets (8)	(0.56	)% (9)	(1.38)%		(0.57)%		(0.86)%		1.32	% (9)
Portfolio Turnover Rate	1588	% (6,10)	779	% (10)	1135	% (10)	908	% (10)	383	% (6)

(1)	The Issachar Fund commenced operations on February 28, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(4)	Less than $0.005.

(5)	Total return represents aggregate total return based on net asset value. Total returns would have been lower absent waived fees and reimbursed expenses.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds and swaps in which the Fund invests.

(9)	Annualized.

(10)	The portfolio turnover rate excludes investments whose maturities or expiration dates at the time of acquisition were one year or less. For this reason all money market funds that were traded throughout the period are excluded from the calculation. The timing of the Fund’s limited amount of purchases and sales of long term securities produced the resulting portfolio turnover percentage, which appears inflated due to the nature of the calculation. Had the Fund’s core investments been included in the calculation, the turnover calculation would have been much lower.

See accompanying notes to financial statements.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2018

1.	ORGANIZATION

The Issachar Fund (the ’‘Fund’’) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently offers Class N shares. The Fund is a diversified fund. The Fund invests primarily in fixed income securities indirectly through exchange-traded funds (“ETFs”), swaps and other investment companies, and, when the advisor (as defined below) believes it is advantageous to the Fund, strategically invests in a broad range of U.S. and foreign equity securities. The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on February 28, 2014.

Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Investment Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process — As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2018, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investment	$12,031,994	$—	$—	$12,031,994
Total	$12,031,994	$—	$—	$12,031,994

*	Refer to the Portfolio of Investments for classifications.

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing their respective investment objectives. The Fund may hold equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

the Statement of Operations. The Fund maintains a cash balance as collateral to secure their obligations under the swaps. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. For the six months ended March 31, 2018, the Fund had a net realized gain and a net change in unrealized appreciation on swaps of $233,500 and $56,487 respectively, resulting from swap activity, which can be found on the Statement of Operations. Dividend income and interest expense is being recorded as a component of unrealized and realized gains and losses.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the six months ended March 31, 2018, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk can exist in that the part of a Fund’s cash can be held at the broker.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2018, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $40,777,069 and $40,771,999, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Horizon Capital Management, Inc. serves as the Fund’s investment advisor (the “Advisor”).

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and incurred daily and paid monthly, at an annual rate of 1.40% of the Fund’s average daily net assets.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through April 30, 2019, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) of the Fund do not exceed 2.30% of average daily net assets attributable to Class N shares (the “Expense Limitation”). During the six months ended March 31, 2018, the Advisor earned advisory fees of $82,696 and waived fees in the amount of $75,997 pursuant to the Waiver Agreement. The fees paid to the Advisor are reviewed annually by the Board.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate these expense reimbursement arrangements at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on:

September 30, 2018	$70,720
September 30, 2019	$56,793
September 30, 2020	$121,459

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of up to 0.25% of its average daily net assets attributable to Class N shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the six months ended March 31, 2018, the Fund incurred $14,767 in total fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the six months ended March 31, 2018, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Trust. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	FEDERAL INCOME TAXES NOTE

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years September 30, 2016 and September 30, 2017, or expected to be taken in the Fund’s September 30, 2018 year end tax returns.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$257,239	$96,782
Return of Capital	—	122,754
	$257,239	$219,536

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October
Undistributed	Undistributed	Capital Loss	Other	Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$116,812	$—	$—	$—	$—	$—	$116,812

The difference between book basis and tax basis accumulated net investment loss and unrealized appreciation from investments and swap contracts is primarily attributable to the mark to market on open swap contracts.

Permanent book and tax differences, primarily attributable to the book/tax treatment of non-deductible expenses, the reclass of Fund distributions, and adjustments for swap income resulted in reclassifications for the year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$483	$519,478	$(519,961)

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Funds – Government Portfolio, a registered open-end investment company (the “Security”). The Fund may redeem its investment from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

ISSACHAR FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2018

The performance of the Fund will be directly affected by the performance of the Security. The annual reports of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSR available at “www.sec.gov” or on the website “www.fidelity.com”. As of March 31, 2018, the percentage of the Fund’s net assets invested in the Security was 100.0%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

ISSACHAR FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	10/1/17	3/31/18	10/1/17 – 3/31/18*	10/1/17 – 3/31/18
Issachar Fund	$1,000.00	$1,026.10	$11.62	2.30%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	10/1/17	3/31/18	10/1/17 – 3/31/18*	10/1/17 – 3/31/18
Issachar Fund	$1,000.00	$1,013.46	$11.55	2.30%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

ISSACHAR FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2018

Renewal of Advisory Agreement – Issachar Fund*

In connection with a meeting held on November 28th and 29th, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Horizon Capital Management Inc. (the “Adviser”) and the Trust, with respect to the Issachar Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted the Adviser was founded in 2014 and that the Fund was the only fund it managed. The Board appreciated that the portfolio manager also served as the Chief Executive Officer, Chief Compliance Officer and marketing manager for the Adviser and had 26 years of experience managing assets. The Board observed that the Adviser used a “chart analysis” investment approach that tended to emphasize capital preservation during periods of high risk, and capital appreciation during periods of low risk. The Board recognized the Adviser made risk management a priority and attempted to limit losses by monitoring volatility daily and limiting investments in illiquid securities. The Board noted that in his capacity as chief compliance officer, the portfolio manager was in regular communications with other chief compliance officers regarding compliance changes and new regulations. The Board observed that the Adviser evaluated broker-dealers annually for best execution, and had no material compliance or litigation issues since the last advisory agreement renewal. The Board appreciated the Adviser’s conscientious approach and earnest efforts on behalf of the Fund. The Board noted the Adviser was a small firm and appreciated that the Adviser engaged a compliance consultant to review and enhance its compliance program. The Board recognized that the Adviser remained committed to capital preservation consistent with the Fund’s objective of capital appreciation and was disciplined in its approach to risk management. The Board concluded that the Adviser should continue to provide quality service to the Fund and its shareholders.

Performance. The Board noted the Fund had a three-star Morningstar rating. The Board acknowledged that the Fund had net returns of 3.43% over the one-year period, but that it significantly underperformed its Morningstar category and slightly underperformed its peer group, placing it in the third-quartile among its peers. The Board recognized that the Adviser attributed this underperformance to not having moved the portfolio from bonds to equities in a more timely manner. The Board appreciated that the Adviser had made adjustments to its technical analysis to identify trend changes sooner. The Board observed that over the three-year period, the Fund outperformed its Morningstar category and peer group, and that since inception, the Fund had outperformed its peer group, placing the Fund in the top quartile for both time periods. The Board further observed that the Fund had underperformed the S&P 500 during all time periods because the Fund hedged or moved to cash during periods of market volatility. The Board acknowledged the Adviser’s commitment to conservative management. Although past performance was not predictive of future returns, the Board concluded that the Adviser had provided reasonable results to the Fund and its shareholders, particularly over the longer term.

Fees and Expenses. The Board noted the Adviser’s 1.40% advisory fee for the Fund was higher than the peer group median and tied with the highest fee in its Morningstar category. The Board further noted the Adviser’s expense ratio was higher than the peer group and Morningstar category. The Board considered the Adviser’s explanation that its fees were the result of the costs associated with actively managing the Fund, which could be either 300% long or 150% short. Given these considerations, the Board concluded that the Adviser’s advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted the Adviser agreed to discuss the implementation of breakpoints as the Fund’s assets grew and the Adviser achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

ISSACHAR FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2018

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its management of the Fund and acknowledged that the Adviser was managing the Fund at a loss. The Board concluded, therefore, that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for the Fund was reasonable, and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call (402) 493-4603

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-787-8355 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q, is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-787-8355.

INVESTMENT ADVISOR
Horizon Capital Management, Inc.
106 Valerie Drive
Lafayette, LA 70508

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/5/18

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/5/18